SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  June 2, 2004


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


        Delaware                   1-2691               13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)








Item 5.   Other Events

American Airlines, Inc. is filing herewith a press release issued on June 2, 2004 as Exhibit 99.1, which is included herein. This press release was issued to report May traffic for American Airlines, Inc.




                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  June 3, 2004

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release
















                                                  Exhibit 99.1

                               CONTACT: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Wednesday, June 2, 2004


               AMERICAN AIRLINES REPORTS MAY TRAFFIC

     FORT WORTH, Texas - American Airlines reported a May system load factor of 73.1 percent, down 0.5 points from a year ago. For the month, traffic increased 9.0 percent year over year, while systemwide capacity rose 9.7 percent.
     Domestic traffic rose 2.1 percent year over year for May on a capacity increase of 2.6 percent. International traffic in May climbed 27.5 percent year over year on a capacity increase of 28.4 percent.
     American boarded 7.56 million passengers in May, up 1.5 percent from May 2003.
     Detailed traffic and capacity data are on the following pages:














             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                               MAY
                                2004            2003      CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     10,732,761      9,844,819       9.0 %
        D.O.T. DOMESTIC       7,317,554      7,166,021       2.1
        INTERNATIONAL         3,415,207      2,678,798      27.5
        ATLANTIC              1,641,975      1,308,859      25.5
        LATIN AMERICA         1,379,761      1,167,286      18.2
        PACIFIC                 393,471        202,653      94.2

AVAILABLE SEAT MILES (000)
  SYSTEM                     14,670,778     13,367,503       9.7 %
        D.O.T. DOMESTIC       9,893,607      9,645,912       2.6
        INTERNATIONAL         4,777,171      3,721,591      28.4
        ATLANTIC              2,053,462      1,615,203      27.1
        LATIN AMERICA         2,246,512      1,818,624      23.5
        PACIFIC                 477,197        287,764      65.8

LOAD FACTOR
  SYSTEM                           73.1 %         73.6 %    -0.5 Pts
        D.O.T. DOMESTIC            73.9           74.2      -0.3
        INTERNATIONAL              71.4           71.9      -0.5
        ATLANTIC                   79.9           81.0      -1.1
        LATIN AMERICA              61.4           64.1      -2.7
        PACIFIC                    82.4           70.4      12.0

PASSENGERS BOARDED            7,564,732      7,453,165       1.5 %

SYSTEM CARGO TON MILES (000)    198,813        167,439      18.7 %



                            -- more --

               AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                           YEAR-TO-DATE
                               MAY
                                  2004           2003       CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     51,780,984       46,936,812      10.3 %
        D.O.T. DOMESTIC      35,773,544       33,804,726       5.8
        INTERNATIONAL        16,007,440       13,132,085      21.9
        ATLANTIC              6,634,644        5,617,156      18.1
        LATIN AMERICA         7,739,235        6,396,378      21.0
        PACIFIC               1,633,562        1,118,552      46.0

AVAILABLE SEAT MILES (000)
  SYSTEM                     71,619,599       66,766,287       7.3 %
        D.O.T. DOMESTIC      49,331,793       47,960,901       2.9
        INTERNATIONAL        22,287,805       18,805,387      18.5
        ATLANTIC              8,604,061        7,618,789      12.9
        LATIN AMERICA        11,583,121        9,483,174      22.1
        PACIFIC               2,100,623        1,703,424      23.3

LOAD FACTOR
  SYSTEM                           72.3 %           70.3 %     2.0 Pts
        D.O.T. DOMESTIC            72.5             70.4       2.1
        INTERNATIONAL              71.8             69.8       2.0
        ATLANTIC                   77.1             73.7       3.4
        LATIN AMERICA              66.8             67.4      -0.6
        PACIFIC                    77.7             65.6      12.1

PASSENGERS BOARDED           37,060,684       35,591,251       4.1 %

SYSTEM CARGO TON MILES (000)    899,348          819,248       9.8 %

                                ###

 GET A GREAT LOW FARE. AND A LOT MORE AIRLINE. AMERICAN AIRLINES
 Current AMR Corp. news releases can be accessed via the Internet.
               The address is http://www.amrcorp.com